Exhibit 99.3

 INDEPENDENT BANK CORPORATIONEarnings conference call1st quarter - 2015  April 20, 2015

 Cautionary note regarding forward-looking statements    This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation’s operations and policies, including, but not limited to, Independent Bank Corporation’s outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation’s plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as “will,” “may,” “should,” “believe,” “expect,” “forecast,” “anticipate,” “estimate,” “project,” “intend,” “likely,” “optimistic” and “plan,” and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation’s markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the “Risk Factors” section in Independent Bank Corporation’s 2014 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.  2

 Agenda1st Quarter 2015 Earnings Conference Call  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerRobert N. Shuster, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.  3

 Financial Summary      1Q’15  4Q’14  3Q’14  2Q’14  1Q’14  Diluted EPS  $ 0.16  $ 0.17  $ 0.21  $ 0.26  $ 0.13  Income before taxes   5,561  5,438  7,274  7,899  4,605  Net income  3,781  3,902  4,929  6,052  3,138  Total assets  2,329,296  2,248,730  2,239,857  2,249,864  2,259,639  Total portfolio loans  1,422,959  1,409,962  1,398,784  1,377,494  1,360,512  Total deposits  2,000,473  1,924,302  1,895,895  1,908,071  1,938,742  Shareholders’ equity  253,625  250,371  247,067  242,961  236,586  Tangible BV per share  10.94  10.79  10.65  10.47  10.19  TCE to tangible assets  10.79%  11.03%  10.92%  10.68%  10.35%  Note: Dollars in 000’s, except per share data.  4

 2015 1st Quarter Financial Highlights  Income Statement  Net income of $3.8 million, or $0.16 per diluted share, up 20.5% over 2014.Improved asset quality metrics led to $0.7 million credit loan loss provision.Gains on mortgage loans increased $1.0 million, or 87.0%.Impairment charge on MSR’s of $0.7 million ($0.02 per diluted share after tax).Quarterly non-interest expenses reduced by $0.2 million, or 1.1% year-over-year. 1Q’15 compensation expense includes $0.2 million of severance costs.Continue to focus on long-term profitability through organic growth.  Balance Sheet/Capital  Commercial loans grew $19.4 million, or 11.4% annualized.NPA’s reduced by $1.2 million, or 5.7%, to $20.4 million at 3/31/15.Deposits grew to $2.00 billion at 3/31/15 from $1.92 billion at 12/31/14.Repurchased 70,643 shares at an average price of $12.77 per share. TBV per share increased to $10.94 at 3/31/15 from $10.79 at 12/31/14.Paid a six cent per share cash dividend on common stock on 2/17/15.  5

 Core Banking Markets  Since 2012, substantial changes have been implemented to streamline and optimize our branch delivery network.Significant market presence and opportunity to gain market share in attractive Michigan markets. Michigan’s unemployment rate was 5.9% in February 2015 (1.9% lower than February 2014).Michigan payroll jobs totaled 4.248 million in February 2015 (90K higher than one year earlier).S&P/Case-Shiller MI Detroit Home Price Index up 2.9% year over year (Jan. 2015 vs. Jan. 2014).  Region  Cities  Branches  3/31/15 Loans(1)  % ofLoans(1)  3/31/15Deposits(3)  % of Deposits(3)  3/31/14 Loans(2)  3/31/14 Deposits(3)  East / “Thumb”  Bay City / Saginaw  28  $293  23%  $732  39%  $276  $719  West  Grand Rapids / Ionia  23  468  37%  618  33%  408  586  Central  Lansing  12  187  15%  292  15%  188  289  Southeast  Troy  7  311  25%  255  13%  292  220  Total    70  $1,259  100%  $1,897  100%  $1,164  $1,814  Note: Dollars are in millions.Loans exclude those related to resort lending ($124 million) and payment plan receivables ($39 million).Loans exclude those related to resort lending ($142 million) and payment plan receivables ($55 million). Deposits exclude reciprocal deposits, brokered deposits and certain other “non-market” deposits.  6

 Statewide Low Cost Deposit FranchiseFocused on Core Deposit Growth  $2.00 billion in total deposits at 3/31/15.Substantially all core funding.$1.63 billion of transaction accounts (81.3% of total deposits).Cost of deposits of 0.21% (1Q ’15 annualized).Total deposits increased $76.2 million, or 4.0% since 12/31/14.2015 focus:Commercial – small to middle market business and public funds.Treasury management services.Retail – checking accounts and debit card services.Branch consolidation on track for 4/30/15.  Cost of Deposits (%)  Deposit Composition – 3/31/15  Deposit Highlights  7

 Diversified Loan PortfolioFocused on High Quality Growth  Four consecutive quarters of net loan growth.$1.45 billion in total loans at 3/31/15 (including $30.9 million of loans held for sale).1Q 2015 lending results include:Commercial loan growth of $19.4 million, or 11.4% annualized. Line usage at 48.4% 1Q’15 vs. 45.7% 1Q’14.Consumer installment loan growth of $1.6 million, or 3.1%, annualized.Residential mortgage loan originations of $79.8 million and loan sales of $68.7 million (net gains of $2.1 million).2015 focus:Commercial – businesses with $1 million to $50 million in annual sales.Consumer – through branch network, internet and indirect channels.Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities. Current low interest rates have spurred higher refinances.  Loan Composition – 3/31/15  Yield on Loans (%)  Lending Highlights   8

 Net Interest Margin/Income  Interest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to benefit from a rising interest rate environment.Net interest income increased slightly in 1Q’15 vs. 4Q’14 due to a 1 BP increase in the NIM and a $29.8 million increase in average interest earning assets.Low interest rate environment continues to place pressure on the net interest margin. 2015 goal is to grow net interest income by 2% to 3% as NIM compression ends and average loans increase.  Net Interest Margin (TE) (%)  Highlights  Net Interest Income ($ in Millions)  Note: All dollars in millions.  9

 Net Interest Income and Net Interest MarginAnalysis of Linked Quarter Increase  Summary1Q’15 net interest income of $18.091 million, up $34K from 4Q’14. The linked quarter increase was due to a $110K increase in interest income on securities and investments and a $329K decrease in interest expense on deposits and borrowings that was partially offset by a $405K decrease in interest income and fees on loans. Net interest income was reduced by approximately $0.2 million due to two fewer days in 1Q’15 vs. 4Q’14.The tax equivalent net interest margin (NIM) increased 1 bps (3.57% vs. 3.56%) due primarily to a lower cost of funds that was partially offset by a lower average yield on loans.Rates on new commercial loans 3.75% to 4%; rates on new retail loans (mortgage and consumer installment) at about 4%.Loan Portfolio DetailsCommercial loans: Interest income declined $19K due to two less days in the quarter ($177K impact) and a decline in average yield that was substantially offset by an increase in the average balance. Average yield declined 9 bps (4.69% vs. 4.78%) and average balance increased $26.6 million.Mortgage loans (includes loans held for sale): Interest income declined $138K. Average yield declined 9 bps (4.17% vs. 4.26%) and average balance declined by $1.8 million.Consumer installment loans: Interest income declined $130K due in part to two less days in the quarter ($63K impact). Average yield declined 6 bps (5.57% vs. 5.63%) and average balance decreased $2.4 million. Payment plan receivables: Interest income declined $118K due to a $3.9 million decline in average balance. Other FactorsSecurities and investments: Interest income increased $110K due to an increase in average yield of 7 bps (1.53% vs. 1.46%) and an $11.2 million increase in average balance. Deposits and borrowings: Interest expense declined $329K due primarily to a 9 bps decrease in the funding cost (0.42% vs. $0.51%) that was partially offset by a $9.8 million increase in average interest-bearing liabilities. Two less days in quarter reduced interest expense by $32K.    10

 Non-interest Income  2015 Non-interest Income Breakout  Highlights  Diverse sources of non-interest income which totaled $9.0 million in 1Q’15.1Q’15 total non-interest income represents approximately 33.1% of total revenue (net interest income and non-interest income).New debit card brand agreement executed in January 2014. Debit card conversion took place from June to September 2014. 1Q’15 interchange revenue up $0.2 million, or 10.4%, compared to 1Q’14.1Q’15 gains on mortgage loans totaled $2.1 million, up $1.0 million, or 87.0%, from 1Q’14.1Q’15 mortgage loan servicing includes a $0.7 million impairment charge on MSR’s (approximately $0.02 per diluted share after tax). At 3/31/15 mortgage loans serviced for others totaled $1.65 billion with a weighted average coupon rate of 4.41%.  Non-interest Income Trends  11

 Non-interest Expense  Non-interest Expense ($ in Millions)  Highlights  Q1’15 non-interest expenses totaled $22.2 million (a decrease from both Q1’14 and Q4’14).Target for 2015 is total non-interest expenses at $21 million to $22 million per quarter (with an average at $21.3 million) – representing a 5.4% reduction over 2014 actual.Q1’15 compensation and benefits includes $0.2 million of severance costs related to the upcoming branch consolidation and other personnel reductions.Branch consolidation (six offices) expected to occur on April 30, 2015. Estimated annualized reduction in non-interest expenses of $1.6 million.   Note: Efficiency ratio is defined as non-interest expense, excluding amortization of intangibles and non-recurring expense, as a percent of net interest income and non-interest income, excluding realized gains on securities and non-recurring items.  12

 Investment Securities Portfolio  High quality, liquid, diverse portfolio with short duration.77% of the portfolio is AAA rated (or backed by the U.S. Government).1.9 year estimated average duration with a weighted average yield of 1.53%.Approximately 40% of the portfolio is variable rate.  Total Investments(1) FV : $583.4 millionNet Unrealized Gain: $2.5 million  Includes investments in bank CD’s of $11.6 million but excludes $0.2 million of trading securities.  Investment Portfolio by Type (3/31/15)  Investment Portfolio by Rating (3/31/15)  Highlights  13

 Credit Quality Summary  Non-performing Loans ($ in Millions)  30-89 Days Delinquent ($ in Millions)  ORE / ORA ($ in Millions)  Non-performing Assets ($ in Millions)  Note: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.  14

Credit Cost SummaryProvision for Loan LossesLoan Net Charge-OffsAllowance for Loan LossesNote:  Dollars all in millions

 Classified Assets and New Default Trends  Total Classified Assets ($ in Millions)  Commercial Loan New Defaults ($ in Millions)  Total Loan New Defaults ($ in Millions)  Retail Loan New Defaults ($ in Millions)  16

 Troubled Debt Restructurings (TDRs)90% of TDRs are Current  Working with client base to maximize sustainable performance.The specific reserves allocated to TDRs totaled $11.4 million at 3/31/15.A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.89.7% of TDRs are current as of 3/31/15.Commercial TDR Statistics:95 loans with $29.8 million book balance.93.5% performing.WAR of 4.89% (accruing loans).Well seasoned portfolio; over 73% of accruing loans are not only performing but have been over a year since modification.Retail TDR Statistics817 loans with $76.7 million book balance.93.2% performing.WAR of 4.38% (accruing loans).Well seasoned portfolio; over 96% of accruing loans are not only performing but it has been over a year since modification.  TDRs ($ in Millions)  TDR Highlights  17

 2015 Actual vs. Management Original Outlook  Category  Outlook  Lending  Modest growthGoal of mid single digit % overall loan growth, primarily supported by mid single digit % growth in commercial loans and consumer loans with modest increases in mortgage loans and payment plan receivables. Expect much of this growth to occur in the last three quarters of 2015. This growth forecast also assumes a stable to somewhat improving Michigan economy. 1Q’15 Update: Net loan growth of $13.0 million, or 3.7% annualized. Growth concentrated in commercial loans.   Net interest income  Modestly higherGoal of low single digit % increase in net interest income over 2014. Pressure on the net interest margin is expected to abate by mid-2015. Growth in net interest income over 4Q’14 level expected by 2Q’15 with continued acceleration in last half of 2015 due primarily to growth in loans as described above. Forecast assumes short-term interest rates remain at current levels until 4Q’15 (modest 0.25% increase in the federal funds rates expected) and mid- to long-term rates up slightly over year end 2014 levels. 1Q’15 Update: Net interest income of $18.1 million up slightly over 4Q’14, also NIM was 3.57% in 1Q’15 vs. 3.56% in 4Q’14.  Provision for loan losses  Steady to slightly improving asset quality metricsVery difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance. The allowance as a percentage of total loans was at 1.84% at 12/31/14. Any credit provision in 2015 would largely be a function of recoveries of previously charged-off loans, pay-downs in the TDR portfolio (permitting the release of specific reserves) and low levels of new loan defaults. 1Q’15 Update: Generally improving asset quality metrics led to $0.7 million credit loan loss provision. ALLL stood at 1.73% of portfolio loans at 3/31/15.  Non-interest income  Forecasted quarterly range of $9.5 million to $10 million with total for the year similar to 2014Expect mortgage-banking revenues and mortgage lending volumes in 2015 to be similar to 2014. Expect modestly lower service charges on deposits (continued decline in NSF occurrences and related fees) and lower other non-interest income (due to decline in rental income on ORE properties). Expect higher interchange revenue (due to full year under new debit card brand agreement). 1Q’15 Update: Actual non-interest income of $9.0 million. Includes $0.7 million impairment charge on MSR’s.  Non-interest expense  Forecasted quarterly range of $21 to $22 million with full year low to mid-single digit % decline vs. 2014The expected decline in non-interest expenses compared to 2014 is primarily concentrated in compensation and benefits, occupancy and equipment and loan and collection costs. This reflects the branch consolidation, staffing reductions and reduced levels of non-performing assets and watch credits. The reduced expenses are expected to be concentrated in the last three quarters of 2015. 1Q’15 Update: Actual non-interest expense of $22.2 million. Includes $0.2 million of severance costs.  Income taxes  Approximately 31% to 32% in 2015. 1Q’15 Update: Actual effective income tax rate of 32.0%.   18  (1) Outlook as of 4/20/15

 Strategic Initiatives  Balance SheetGenerate quality loan growth with continued focus on commercial and consumer installment lending as well as salable mortgage loans.Remain asset sensitive and positioned to benefit from higher interest rates (short duration investment portfolio, large variable rate loan portfolio and strong core deposit base with a significant amount of small to medium balance transaction accounts).Prudent capital management. Target TCE ratio – 10% to 11% near-term / 9% to 10% long- term. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchase.Share repurchase plan approved for up to 5% of outstanding common shares. 71K shares repurchased in 1Q’15.Current cash dividend rate on common stock of six cents per share. Income StatementGenerate increased net interest income through change in earning asset mix (increased loans to deposits ratio and reduced level of investment securities).Increase non-interest income with focus on transaction related revenue (treasury management and debit card) and mortgage banking revenue.Continued reductions in non-interest expenses (credit related costs, branch optimization, process re-engineering and outsourcing).Improved efficiency ratio: 75% near-term (six to12 months); 70% mid-term (18 to 24 months) and 65% longer-term (over 24 months). Achieve improvements through combination of revenue growth and expense reductions. Enterprise Risk ManagementContinued asset quality improvements.Meet increased compliance and regulatory requirements.Focus on data security and loss prevention.   19

 Independent Bank Corporation1st Quarter 2015 Earnings Conference Call  Question and Answer SessionClosing RemarksThank you for attending !NASDAQ: IBCP  20